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                                                                   Exhibit 10.13


                         REGISTRATION RIGHTS AGREEMENT


        REGISTRATION RIGHTS AGREEMENT, dated as of March 29, 2000, among Cendant Corporation, a Delaware corporation (the "Company"), and Chatham Street Holdings, LLC (the "Investor").

        1. INTRODUCTION. The Company is a party to a Subscription Agreement (the "Subscription Agreement") with the Investor, pursuant to which the Company has agreed, among other things, to issue to the Investor shares of a tracking stock associated with the Company's real estate internet businesses (the "Common Stock"). This Agreement shall become effective upon the issuance of such shares to the Investor pursuant to the Subscription Agreement. Certain capitalized terms used in this Agreement are defined in Section 3 hereof; references to Sections shall be to sections of this Agreement.

        2.      REGISTRATION UNDER SECURITIES ACT, ETC.

        2.1     REGISTRATION ON REQUEST.

                (a) REQUEST. At any time or from time to time after the 180th day following the date of the closing (the "Offering Closing Date") of the initial public offering (the "Offering") of the Common Stock until the fourth anniversary of the Offering Closing Date, upon the written request of one or more Initiating Holders requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will, subject to the terms of this Agreement, use reasonable efforts to effect the registration under the Securities Act of:

                        (i) the Registrable Securities which the Company has been so requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request; and

                        (ii) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and

                        (iii) all securities which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 2.1,

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all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional securities, if any, so to be registered, PROVIDED that the Company shall not be required to effect any registration of Registrable Securities pursuant to this Section 2.1 unless the aggregate value of the Registrable Securities requested to be registered by the Initiating Holders is equal to or greater than $10 million. Once the Company is eligible to register securities on Form S-3 under the Securities Act (or any successor or similar form then in effect), the Company shall, at the request of the Initiating Holders, use its reasonable efforts to file and cause to be effective, if available, a registration statement on Form S-3 (a "Shelf Registration Statement") for an offering of Registrable Securities to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (a "Shelf Registration") and shall use its reasonable efforts to keep the Shelf Registration Statement effective and usable for the resale of Registrable Securities until the earlier of (i) the date on which all Registrable Securities so registered have been sold pursuant to the Shelf Registration Statement or (ii) the 180th day following the date on which the Shelf Registration Statement is initially declared effective by the Commission. Notwithstanding the foregoing, the Company shall not be required to effect (i) more than one registration pursuant to this Section 2.1(a) prior to the first anniversary of the Offering Closing Date, (ii) more than three registrations pursuant to this Section 2.1(a), or (iii) more than one registration pursuant to this Section 2.1(a) in any period of nine consecutive calendar months.

                (b) REGISTRATION STATEMENT FORM. Registrations under Section 2.1(a) shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accor dance with the intended method or methods of disposition specified in their request for such registration.

                (c) EXPENSES. The Company shall pay any Registration Expenses (excluding underwriting discounts and commissions and transfer taxes, if any) in connection with each registration requested under Section 2.1(a). Underwriting discounts and commissions and transfer taxes (if any) in connection with each such registration shall be allocated PRO rata among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

                (d) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to Section 2.1(a) shall not be deemed to have been effected
(i) unless a registration statement with respect thereto has become effective, PROVIDED that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders, (ii) if, after it has become effective, such registration becomes subject to, for longer than 60 days, any stop order, injunction or other order or requirement of the Commission or other


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governmental agency or court for any reason or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of an act or omission by such Initiating Holders. If a requested registration pursuant to this Section 2.1 is to be a Shelf Registration, the Company shall not be required to keep the registration statement effective during any period or periods (up to a total of 180 days in any 12-month period) if the continued effectiveness of the registration statement would require the Company to disclose a material financing, acquisition or other corporate development and the Company shall have determined that such disclosure is not in the best interests of the Company; PROVIDED, FURTHER, that the requirement to use reasonable efforts to keep the registration statement effective shall be extended one day for each day that the Company allows the effectiveness of the registration statement to lapse in reliance on the preceding proviso.

                (e)     SELECTION OF UNDERWRITERS. If a registration pursuant to
Section 2.1(a) involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Company, provided that if the holders of a majority of the Registrable Securities reasonably object to the qualifications of such underwriter or underwriters, the Company shall select one or more underwriters other than the underwriter or underwriters to which objection was so made.

                (f) PRIORITY IN REQUESTED REGISTRATIONS. If a registration pursuant to Section 2.1(a) involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, PRO RATA among such holders requesting such registration on the basis of the number of such securities requested to be included by such holders and (ii) second, securities the Company proposes to sell and other securities of the Company included in such registration by the holders thereof.

        2.2     INCIDENTAL REGISTRATION.

                (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time proposes to register any of its securities under the Securities Act (other than on Form S-4 or S-8 or any successor or similar forms and other than pursuant to Section 2.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this
Section 2.2. Upon the written request of any such holder made within 10 business days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed


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of by such holder and the intended method of disposition thereof), the Company will, subject to the terms of this Agreement, use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register (whether or not for sale for its own account), PROVIDED that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 2.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section
2.2 shall relieve the Company of its obligation to effect any registration upon request under Section 2.1, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 2.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.2.

                (b) PRIORITY IN INCIDENTAL REGISTRATIONS. If (i) a registration pursuant to this Section 2.2 involves an underwritten offering of the securities so being regis tered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such underwritten offering (either because the Company has not been requested so to include such Registrable Securities pursuant to
Section 2.4(b) or, if requested to do so, is not obligated to do so under
Section 2.4(b)), and (iii) the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities, reduce PRO RATA (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities the registration of which shall have been requested by each holder of Registrable


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Securities so that the resultant aggregate number of such Registrable Securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter.

        2.3 REGISTRATION PROCEDURES. If and whenever the Company is required to use its reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 2.1 and 2.2, the Company shall, as expeditiously as possible:

                        (i) prepare and (in the case of a registration pursuant to Section 2.1, such filing to be made within 90 days after the initial request of one or more Initiating Holders of Registrable Securities or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration and thereafter use its reasonable efforts to cause such registration statement to become and remain effective, PROVIDED, HOWEVER, that the Company may postpone the filing or effectiveness of any registration statement otherwise required to be filed by the Company pursuant to this Agreement or suspend the use of any registration statement for a period of time, not to exceed 180 days in any 12-month period, if the Company determines that the filing or continued use of such registration statement would require the Company to disclose a material financing, acquisition or other corporate development and the Company shall have determined that such disclosure is not in the best interests of the Company; provided, FURTHER, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 2.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                        (ii) subject to Section 2.1(d), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (A) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registra tion statement or (B) the expiration of 90 days after such registration statement becomes effective (or, in the case of a Shelf Registration, the expiration of 180 days after such Shelf Registration Statement becomes effective);

                        (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any


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        other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller; () use its reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposi tion in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the require ments of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                        (iv) use its reasonable efforts to cause all Registrable Secu rities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                        (v) furnish to each underwriter, if an underwritten offering, customary "cold comfort" letters from its independent auditors, legal opinions from counsel to the Company on customary matters, and such other certificates or other instruments reasonably requested by such underwriters;

                        (vi) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                                (A)     when the registration statement, the
                prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                                (B)     of any request by the Commission for
                amendments or supplements to the registration statement or the prospectus or for additional information;


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                                (C)     of the issuance by the Commission of any
                stop order suspending the effectiveness of the registration statement or the initiation of any proceedings by any Person for that purpose;

                                (D) if at any time the representations and warran ties of the Company made as contemplated by Section 2.4 below cease to be true and correct; and

                                (E)     of the receipt by the Company of any
                notifica tion with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                        (viii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                        (ix) use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                        (x) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the Company's first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
        Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to each such seller prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller shall have reasonably objected on the grounds that such amendment or supplement does not comply in all


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        material respects with the requirements of the Securities Act or of the rules or regulations thereunder; and

                        (xi) take such other action that may be requested by a seller of Registrable Securities that are customary and reasonably required in connection with the sale of Registrable Securities.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

        The Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the holders of at least a majority of the Registrable Securities covered by such registration statement or the underwriter or underwriters, if any, shall reasonably object, PROVIDED that the Company may file such document in a form required by law or upon the advice of its counsel.

Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind de scribed in subdivision (vii) of this Section 2.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (vii) of this Section 2.3 and, if so directed by the Company, will deliver to the Company (at the Company's reasonable expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

        2.4     UNDERWRITTEN OFFERINGS.

                (a) REQUESTED UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 2.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be satisfactory in substance and form to the Company, each such holder and the underwriters, and to contain such representa tions and warranties by the Company and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities substantially the same as those provided in Section 2.6. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agree ment. Any such holder of Registrable Securities shall not be required to make any representations or


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warranties to or agreements with the Company or the underwriters other than representations and warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

                (b) INCIDENTAL UNDERWRITTEN OFFERINGS. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 2.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 2.2 and subject to the provisions of Section 2.2(b), use its reasonable efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, PROVIDED that if the managing underwriter of such underwritten offering shall inform the holders of the Registrable Securities requesting such registration and the holders of any other securities which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under Section 2.2 by letter of its belief that inclusion in such underwritten distribution of all or a specified number of such Registrable Securities or of such other securities so requested to be included would interfere with the successful marketing of the securities by the underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities and shares of other securities so requested to be included which may be included in such underwritten offering without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and of such other securities so requested to be included, exclude PRO RATA from such underwritten offering (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and shares of such other securities so requested to be included the registration of which shall have been requested by each holder of Registrable Securities and by the holders of such other securities so that the resultant aggregate number of such Registrable Securities and of such other shares of securities so requested to be included which are included in such underwritten offering shall be equal to the approximate number of shares stated in such managing underwriter's letter. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

                (c) HOLDBACK AGREEMENT. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any securities of the Company, in violation of Regulation M under the Securities Act or during the 120 days (or such longer time as reasonably requested by the managing underwriter up to 180 days) after any underwritten registration pursuant to Section 2.1 or 2.2 has become effective, except as part of such underwritten


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registration, whether or not such holder participates in such registration;
provided that the restrictions contained in this sentence shall not apply to the holders of Registrable Securities in any registration following the Offering Closing Date if such holders and their affiliates collectively beneficially own (within the meaning of Rule 13d-3 under the Exchange Act) less than 5% of the outstanding Common Stock and none of such holders nor any of their respective affiliates is participating in such registration. Each holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 2.4(c).

                (d) PARTICIPATION IN UNDERWRITTEN OFFERINGS. No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Company and the holders of a majority of Registrable Securities to be included in such underwritten offering and (ii) completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements. Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require any holder of Registrable Securities to make any representations or warranties to or agreements with the Company or the underwriters other than representations and warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

        2.5 REGISTRATION CONCURRENTLY WITH CLOSING OF OFFERING. Without limiting the foregoing, the Company agrees that to the extent that the Investor purchases Registrable Securities concurrently with the closing of the Offering, the Company will use its reasonable best efforts to register such Registrable Securities concurrently with or immediately prior to the closing of the Offering; provided that any sales of such Registrable Securities shall be subject to any restrictions on sale required by the underwriters in connection with such Offering. Notwithstanding the foregoing, if the Company is advised by the managing underwriter in the Offering that registering the Registrable Securities concurrently with the closing of the Offering would be detrimental to the Offering, the Company will not be required to register the Registrable Securities concurrently with the closing of the Offering.

        2.6     INDEMNIFICATION.

                (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby agrees to, indemnify and hold harmless the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such


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director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer, under writer and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, PROVIDED that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder specifically stating that it is for use in the preparation thereof, and PROVIDED, FURTHER, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

                (b) INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.3, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 2.6) the Company, each director of the Company, each officer of the Company, each other person, if any, who controls the Company within the meaning of the Securities Act, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. Notwithstanding the foregoing, the indemnity obligation of each seller of Registrable Securities pursuant to this Section 2.6(b) shall be limited to an amount equal to the total proceeds (before deducting underwriting discounts and commissions and expenses) received by such seller from the underwriters for the sale of shares by such seller in a registration hereunder.

                (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

                (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 2.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

                (e) INDEMNIFICATION PAYMENTS. The indemnification required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                (f) CONTRIBUTION. If the indemnification provided for in the preceding subdivisions of this Section 2.6 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company bear to the gain, if any, realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, PROVIDED that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this Section 2.6, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or
(b) of this Section 2.6 had been available under the circumstances.

        The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (f) were determined by PRO RATA allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this
Section 2.6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

        Notwithstanding the provisions of this subdivision (f), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        3. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                COMMISSION: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                COMMON STOCK: As defined in Section 1.

                COMPANY: As defined in the introductory paragraph of this Agree ment.

                EXCHANGE ACT: The Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission there under, all as the same shall be in effect at the time. Reference to a particular Section of the Securities Exchange Act of 1934 shall include a reference to the comparable Section, if any, of any such similar Federal statute.

                INITIATING HOLDERS: Any holder or holders of Registrable Securities holding at least $10 million in value of Registrable Securities (based on the Market Price of such Registrable Securities), and initiating a request pursuant to Section 2.1 for the registration of all or part of such holder's or holders' Registrable Securities.

                MARKET PRICE: The market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 20 consecutive trading days on the New York Stock Exchange ending on the day prior to such date. The closing price for each day shall be the last sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers ("NASD") or similar organization if the NASD is no longer reporting such information.

                PERSON: A corporation, an association, a partnership, an organization, business, an individual, a governmental or political subdivision thereof or a governmental agency.

                REGISTRABLE SECURITIES: any shares of Common Stock issued to the Investor pursuant to the Subscription Agreement or issued upon conversion of any common stock purchase warrants issued to the Investor and any securities issued or issuable with respect to any Common Stock referred to above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subse quent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or
                (d) they shall have ceased to be outstanding.

                REGISTRATION EXPENSES: All expenses incident to the Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and NASD fees, all stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of counsel retained by the holder or holders of Registrable Securities being registered (up to a maximum of $25,000 and any fees and disbursements of underwriters custom arily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

                SECURITIES ACT: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular Section of the Securities Act of 1933 shall include a reference to the comparable Section, if any, of any such similar federal statute.

        4. AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of a majority of the Registrable Securities. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.

        5. NOTICES. Except as otherwise provided in this Agreement, all notices, requests and other communications to any Person provided for hereunder shall be in writing and shall be given to such Person (a) in the case of a party hereto other than the Company, addressed to such party in the manner set forth in the applicable Subscription Agreement or at such other address as such party shall have furnished to the Company in writing, (b) in the case of any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) in the case of the Company, at 9 West 57th Street, 37th Floor, New York, New York 10019, to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding. Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by air courier), when delivered at the address specified above, PROVIDED that any such notice, request or communication to any holder of Registrable Securities shall not be effective until received.

        6. ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

        7. DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

        8. GOVERNING LAW. THIS AGREEMENT SHALL BE CON STRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PAR TIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

        9. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

        10.     ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the Company and each other party hereto relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

        11. SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. EACH PARTY HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF TO SUCH PARTY BY REGISTERED OR CERTIFIED MAIL, POSTAGE

PREPAID, RETURN RECEIPT REQUESTED, TO SUCH PARTY AT ITS ADDRESS SPECIFIED IN
SECTION 5. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY, AND EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

        12. SEVERABILITY. If any provision of this Agreement, or the application of such provisions to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers hereunto duly authorized as of the date first above written.

                                        CENDANT CORPORATION


                                        By: /s/ Eric J. Bock
                                            ------------------------------------
                                            Name:  Eric J. Bock
                                            Title: SVP


                                        CHATHAM STREET HOLDINGS, LLC


                                        By: /s/ Michael D. Weinir
                                            ------------------------------------
                                            Name:  Michael D. Weinir
                                            Title: Vice President